                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                OCTOBER 31, 2001


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          NEVADA                       001-14256                 13-3869719
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                             410 SEVENTEENTH STREET
                                   SUITE 2300
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On October 31, 2001, Westport Resources Corporation, a Nevada corporation (the "Company"), issued a press release announcing the pricing of the private placement of its $275,000,000 Senior Subordinated Notes due 2011 to be issued at par and bear interest at 8.25%. The notes will be due on November 1, 2011. The notes are non-callable until November 1, 2006, when the Company has the right to redeem the notes for 104.125% of the par value, and declining thereafter to par value in 2009. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                        EXHIBIT
                        NUMBER                   EXHIBIT
                         99.1 Press release dated October 31, 2001 entitled "Westport Resources Corporation Prices $275 Million Senior Subordinated Note Offering."




                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WESTPORT RESOURCES CORPORATION

Date: November 1, 2001                            By:    /s/ Howard L. Boigon
                                                         -----------------------
                                                  Name:  Howard L. Boigon
                                                  Title: Vice President, General
                                                         Counsel and Secretary

                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER                      EXHIBIT
         ------                      -------
           99.1*      Press release dated October 31, 2001 entitled "Westport
                      Resources Corporation Prices $275 Million Senior
                      Subordinated Note Offering."


               *Filed herewith.